SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): February 24, 1999


                         WADE COOK FINANCIAL CORPORATION


Nevada                              000-29342                     91-1772094
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State or Other Jurisdiction        (Commission                  (IRS Employer
Of Incorporation)                   File Number)             Identification No.)


14675 Interurban Ave. S., Seattle, WA                            98168-4664
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(Address of Principal Executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (206) 901-3000



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Item 5.   Other Events


Effective February 24, 1999, Daniel T. Ditto resigned as a director of the corporation. Effective February 24, 1999, Eric Marler resigned as a director and as Chief Financial Officer of the corporation.

                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             WADE COOK FINANCIAL CORPORATION
                                                      (Registrant)


                                                 /s/ Wade Cook
Date: 03/8/99                                By --------------------------------
                                                  Wade Cook
                                                  President